                           THEHEALTHCHANNEL.COM, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                   FOR THE PERIOD FROM MAY 1, 1999 (INCEPTION)
                                TO JUNE 30, 1999

                                                                                         THEHEALTHCHANNEL.COM, INC.
                                                                                      (A DEVELOPMENT STAGE COMPANY)
                                                                                                           CONTENTS
                                                                                                      JUNE 30, 1999

-------------------------------------------------------------------------------------------------------------------

                                                                                                          Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                                                          1

FINANCIAL STATEMENTS

     Balance Sheet                                                                                          2

     Statement of Operations                                                                                3

     Statement of Stockholders' Equity                                                                      4

     Statement of Cash Flows                                                                                5

     Notes to Financial Statements                                                                        6 - 7


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders of thehealthchannel.com, Inc.


We have audited the accompanying balance sheet of thehealthchannel.com, Inc. (formerly known as Innovative Tacking Solutions Corporation) (a development stage company) as of June 30, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period from May 1, 1999 (inception) to June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of thehealthchannel.com, Inc. as of June 30, 1999, and the results of its operations and its cash flows for the period from May 1, 1999 (inception) to June 30, 1999 in conformity with generally accepted accounting principles.

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
October 7, 1999

                                                                                         THEHEALTHCHANNEL.COM, INC.
                                                                                      (A DEVELOPMENT STAGE COMPANY)
                                                                                                      BALANCE SHEET
                                                                                                      JUNE 30, 1999

-------------------------------------------------------------------------------------------------------------------


                                     ASSETS
                                                                   thehealth-
                                                                   channel-
                                                                  .com, Inc.         Adjustments           Total
                                                                ----------------  ------------------  ----------------
CURRENT ASSETS
   Cash                                                         $              -  $                -  $              -
   Accounts receivable                                                         -                   -                 -
   Loan receivable - officers                                                  -                   -                 -
   Inventory                                                                   -                   -                 -
   Prepaid expenses                                                            -                   -                 -
                                                                ----------------  ------------------  ----------------

       Total current assets                                                    -                   -                 -

FURNITURE AND EQUIPMENT, net                                                   -                   -                 -
PURCHASED TECHNOLOGY                                                           -  a          581,674           581,674
                                                                ----------------  ------------------  ----------------

         TOTAL ASSETS                                           $              -  $          581,674  $        581,674
                                                                ================  ==================  ================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                             $              -  $                -  $              -
   Accrued expenses                                                            -                   -                 -
   Note payable                                                                -                   -                 -
                                                                ----------------  ------------------  ----------------

       Total current liabilities                                               -                   -                 -

STOCKHOLDERS' EQUITY
   Common stock                                                            3,785  c          103,035           106,820
   Paid-in capital                                                             -  a          581,674
                                                                                  c         (103,035)          478,639
   Deficit accumulated during the development stage                       (3,785)                  -            (3,785)
                                                                ----------------  ------------------  ----------------

       Total stockholders' equity                                              -             581,674           581,674
                                                                ----------------  ------------------  ----------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $              -  $          581,674  $        581,674
                                                                ================  ==================  ================

The accompanying notes are an integral part of these financial statements.

                                                                                         THEHEALTHCHANNEL.COM, INC.
                                                                                      (A DEVELOPMENT STAGE COMPANY)
                                                                                            STATEMENT OF OPERATIONS
                                                       FOR THE PERIOD FROM MAY 1, 1999 (INCEPTION) TO JUNE 30, 1999

-------------------------------------------------------------------------------------------------------------------

                                                                   thehealth-
                                                                   channel-
                                                                  .com, Inc.      Adjustments            Total
                                                                ----------------  ---------------  ----------------
REVENUE                                                         $              -  $             -  $              -

COST OF GOODS SOLD                                                             -                -                 -
                                                                ----------------  ---------------  ----------------

GROSS PROFIT                                                                   -                -                 -

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES                              3,785                -             3,785
                                                                ----------------  ---------------  ----------------

LOSS FROM OPERATIONS                                                      (3,785)               -            (3,785)
                                                                ----------------  ---------------  ----------------

OTHER INCOME (EXPENSE)
   Interest income                                                             -                -                 -
   Interest expense                                                            -                -                 -
                                                                ----------------  ---------------  ----------------

     Total other income (expense)                                              -                -                 -
                                                                ----------------  ---------------  ----------------

NET LOSS                                                        $         (3,785) $             -  $         (3,785)
                                                                ----------------  ---------------  ----------------
                                                                ----------------  ---------------  ----------------

BASIC LOSS PER SHARE                                            $          (0.00)                  $          (0.00)
                                                                ================                   ================

WEIGHTED-AVERAGE SHARES OUTSTANDING                                    3,785,243                          3,785,243
                                                                ================                   ================

The accompanying notes are an integral part of these financial statements.

                                                                                         THEHEALTHCHANNEL.COM, INC.
                                                                                      (A DEVELOPMENT STAGE COMPANY)
                                                                                  STATEMENT OF STOCKHOLDERS' EQUITY
                                                       FOR THE PERIOD FROM MAY 1, 1999 (INCEPTION) TO JUNE 30, 1999
-------------------------------------------------------------------------------------------------------------------

                                                                                     Deficit
                                                                                   Accumulated
                                      Common Stock                                  During the
                               -------------------------------     Paid in         Development
                                 Shares            Amount          Capital            Stage             Total
BALANCE, JUNE 30,              -------------   ---------------  ----------------  --------------   ----------------
   1999                            3,785,243   $         3,785  $              -  $       (3,785)  $              -

PURCHASE OF ASSETS                                                       581,674                            581,674

FORWARD STOCK SPLIT -
   28.22-TO-1                    103,034,315           103,035          (103,035)                                 -
                             ---------------   ---------------  ----------------  --------------   ----------------

BALANCE, JUNE 30,
   1999                          106,819,558   $       106,820  $        478,639  $        (3,785) $        581,674
                             ---------------   ---------------  ----------------  ---------------  ----------------
                             ---------------   ---------------  ----------------  ---------------  ----------------

The accompanying notes are an integral part of these financial statements.

                                                                                         THEHEALTHCHANNEL.COM, INC.
                                                                                      (A DEVELOPMENT STAGE COMPANY)
                                                                                            STATEMENT OF CASH FLOWS
                                                       FOR THE PERIOD FROM MAY 1, 1999 (INCEPTION) TO JUNE 30, 1999

-------------------------------------------------------------------------------------------------------------------

                                                                   thehealth-
                                                                   channel-
                                                                  .com, Inc.        Adjustments           Total
                                                                ----------------  ---------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                     $         (3,785) $             -    $       (3,785)
   Adjustments to reconcile net loss to net cash
     provided by operating activities
   Decrease in
     Accounts receivable                                                   3,336                -             3,336
     Loans receivable - officers                                          41,952                -            41,952
     Inventories                                                          76,982                -            76,982
     Prepaid expenses                                                      2,475                -             2,475
   Decrease in
     Accounts payable                                                    (30,786)               -           (30,786)
     Accrued expenses                                                     (7,294)               -            (7,294)
                                                                ----------------  ---------------  ----------------

Net cash provided by operating activities                                 82,880                -            82,880
                                                                ----------------  ---------------  ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Acquisitions of furniture and equipment                                33,743                -            33,743
   Other assets                                                           27,571                -            27,571
                                                                ----------------  ---------------  ----------------

Net cash provided by investing activities                                 61,314                -            61,314
                                                                ----------------  ---------------  ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Paid in capital                                                    (1,985,687)               -        (1,985,687)
   Subscription receivable                                                60,000                -            60,000
   Proceeds from sale of common stock                                    333,540                -           333,540
   Deficit accumulated during the development stage                    1,425,402                -         1,425,402
                                                                ----------------  ---------------  ----------------

Net cash used in financing activities                                   (166,745)               -          (166,745)
                                                                ----------------  ---------------  ----------------

Net decrease in cash                                                     (22,551)               -           (22,551)

CASH, BEGINNING OF PERIOD                                                 22,551                -            22,551
                                                                ----------------  ---------------  ----------------

CASH, END OF PERIOD                                             $              -  $             -  $              -
                                                                ================  ===============  ================


The accompanying notes are an integral part of these statements

                                                 THEHEALTHCHANNEL.COM, INC.
                                              (A DEVELOPMENT STAGE COMPANY)
                                              NOTES TO FINANCIAL STATEMENTS
                                                              JUNE 30, 1999

---------------------------------------------------------------------------
DRAFT - 10/11/99

                                                         6
NOTE 1 - BUSINESS ACTIVITY

         thehealthchannel.com, Inc., formerly known as Innovative Tracking Solutions Corporation, (the "Company") was incorporated in Delaware. It operates a consumer-based health supersite
         (http://www.thehealthchannel.com).


NOTE 2 - SIGNIFICANT TRANSACTIONS

         On April 16, 1999, the Company transferred all of its assets and liabilities based on majority stockholder approval to a newly formed private company. The Company's plan of operations following the transfer of assets and liabilities was to seek and complete a merger or acquisition transaction with a small- or medium-sized enterprise which desired to become or remain a public corporation.

         On July 28, 1999, the Company was successful in finding an appropriate acquisition candidate and, pursuant to its bylaws and general Delaware corporate law, the Company acquired certain assets of Biologix International, Ltd., consisting primarily of the thehealthchannel.com website and related technology in exchange for the controlling interests of the Company. Restricted common shares, representing the majority controlling interests held by the directors of the Company, were transferred.

         In connection with this change of control, the Company's name was changed to thehealthchannel.com, Inc. on July 28, 1999. The acquisition closed on July 28, 1999.


NOTE 3 - BASIS OF PRESENTATION

         The accompanying adjusted balance sheet and statement of stockholders' equity present the accounts of the Company as if the following transactions had occurred on June 30, 1999, and the adjusted statement of operations and cash flows present the accounts of the Company as if the following transactions took place on May 1, 1999 (the inception date of the Company):

         a) On July 28, 1999, the Company acquired assets from Biologix International, Ltd., consisting primarily of the thehealthchannel.com website and related technology in exchange for the 1,185,243 shares of the Company's common stock held by the public. The value of the 885,868 free trading shares issued by the Company is based on the Company's closing stock price on the date of the acquisition, July 28, 1999, and the value of the 299,375 restricted shares issued is based on a discount of 30% from the Company's closing stock price on the date of the acquisition.

                                                 THEHEALTHCHANNEL.COM, INC.
                                              (A DEVELOPMENT STAGE COMPANY)
                                              NOTES TO FINANCIAL STATEMENTS
                                                              JUNE 30, 1999

---------------------------------------------------------------------------
DRAFT - 10/11/9

NOTE 3 - BASIS OF PRESENTATION (CONTINUED)

         b) The Company increased the number of authorized shares of common stock to 110,000,000.

         c) The Company implemented a forward stock split of 28.22-to-1 of all outstanding shares of the Company's common stock outstanding as of July 29, 1999.


NOTE 4 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         REVENUE AND EXPENSE RECOGNITION
         Revenue is recognized when the earning process is complete. Expenses are recognized as incurred.

         BASIC NET LOSS PER SHARE
         Basic loss per share is computed by dividing loss available to common stockholders by the weighted-average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Because the Company has incurred a net loss, basic and diluted loss per share are the same.

         PURCHASED TECHNOLOGY
         Purchased technology will be amortized on a straight-line basis over five years.

         IMPAIRMENT OF LONG-LIVED ASSETS
         The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future net cash flows expected to be generated by the assets. If the assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets. To date, no impairment has occurred.

         DEVELOPMENT STAGE ENTERPRISE The Company is a development stage company as defined in Statement of Financial Accounting Standards No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.